UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2007

SP HOLDING CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	0-21061	58-2044990
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

601 Union Street, Suite 3700
Seattle, Washington  98101
(Address of Principal Executive Offices)

(206) 838-4670
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a) On February 27, 2007, the Board of Directors of SP Holding Corporation (the “Company”) dismissed De Leon & Company, P.A. (“De Leon & Company”) as its independent registered public accounting firm, as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2007 (the “Current Report”).

In connection with the dismissal, the Company requested that De Leon & Company furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements contained in Item 4.01 of the Current Report. A copy of such letter, dated March 7, 2007, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from De Leon & Company, P.A. to the Securities and Exchange Commission dated March 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SP HOLDING CORPORATON

Date: March 9, 2007	By:	/s/ Jonathan Wernick
Jonathan Wernick
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

16.1	Letter from De Leon & Company, P.A. to the Securities and Exchange Commission dated March 7, 2007.